 Exhibit 99.1

KPMG LLP 1676 International Drive McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Lendmark Financial Services, LLC (the “Company”)
Barclays Capital, Inc.
(together, the “Specified Parties”)

Re: Lendmark Funding Trust 2016-2 – Loan File Procedures

We have performed the procedures enumerated below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of consumer loans (the “Loans”) which we were informed are intended to be included as collateral in the offering of Lendmark Funding Trust 2016-2, Asset-Backed Notes (“LFT 2016-2”). This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to and found it to be agreement. Such compared information was deemed to be in agreement if differences were attributable to rounding or were below certain set tolerances as shown under the following table.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement. Such recomputed information was deemed to be in agreement if differences were attributable to rounding or were below a certain set tolerance as shown under the following table.

•	The term “Data File” means an electronic data file containing information with respect to 52,727 Loans provided by the Company on October 11, 2016.

•
The term “Selected Loans” means the Company-determined sample size of 234 Loans which we were instructed by the Company to randomly select from the Data File. The Selected Loans were selected using the “rand” function in Microsoft Excel. The Company informed us, the sample size was determined using a statistical sampling methodology using a 95% confidence level, a 5% maximum error rate and a 2.5% expected error rate.  We provided a listing of the Selected Loans to the Company.

•	The term “Attributes” refers to the Company selected data fields listed in the table below.

•
The term “Loan Agreement” refers to copies of loan agreements for each Selected Loan provided by the Company.  We make no representation regarding the execution of the Loan Agreement by the borrower or the validity of the borrower(s) signature(s).

The Company is responsible for the Data File.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

Lendmark Financial Trust 2016-2
October 12, 2016

For each of the Selected Loans we compared the Attributes as shown on the Data File to the corresponding information in the Loan Agreement.

Attributes

First 5 (five) Characters of the Borrower(s) Last Name (Borrower_LastName)

Account Number (OrigBrAcct)

Date of Contract (Origination_Date)

Total of Payments (Total_Of_Payments)

Annual Percentage Rate (APR) (APR_Original)

Amount of Standard Payment (Original_Monthly_Payment)

Number of Payments (Original_Term)

In comparing the above Attributes, we applied the following tolerances as instructed by the Company:

•	Date of Contract: +/- [30] day tolerance of the later of contract date, delivery date, or purchase date, as applicable

•	Total of Payments: +/- $ 0.50 * Number of Payments

•	Annual Percentage Rate (APR): +/- 0.025

•	Amount of Standard Payment: +/- $ 0.50

We found such information to be in agreement.  There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, perform an audit, examination or review, the objective of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on methodologies and information included in the Data File or provided by the Company, without verification or evaluation of such methodologies and information by us; therefore, we express no opinion or any other form of assurance regarding (ii) the physical existence of the Loans, (ii) the reliability or accuracy of the Loan Agreement, the Data File, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

Lendmark Financial Trust 2016-2
October 12, 2016

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of Lendmark Financial Services, LLC and Barclays Capital, Inc.  It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

October 12, 2016